Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, Net
Note 6. Accounts Receivable, Net
As of December 31, 2022, accounts receivable, net consisted of accounts receivable of $35.9 million less allowance for doubtful accounts of $2.5 million. As of December 31, 2021, accounts receivable, net consisted of accounts receivable of $50.1 million less allowance for doubtful accounts of $1.3 million.
Allowance for doubtful accounts is as follows (in thousands):

	As of December 31,	As of December 31,
	2022	2021
Balance, beginning of period	$1,312	$1,270
Increase in provision	3,763	1,726
Write-offs, net of recoveries	(2,421)	(1,672)
Foreign currency translation adjustments	(168)	(12)

Balance, end of period	$2,486	$1,312